UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2024

JANUS INTERNATIONAL GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40456	86-1476200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Janus International Blvd., Temple, GA 30179

(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 562-2580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	JBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2024 (the “Grant Date”), the Compensation Committee (the “Committee”) of the Board of Directors of Janus International Group, Inc. (the “Company”) approved the grant of a special, one-time award of performance stock units to Ramey Jackson, Chief Executive Officer, Anselm Wong, Executive Vice President and Chief Financial Officer, Morgan Hodges, Executive Vice President, and Vic Nettie, Vice President of Manufacturing (and to certain other key employees) under the Company’s 2021 Omnibus Incentive Plan (the “Plan”) (the “Special PSU Awards”). The Special PSU Awards granted to Messrs. Jackson, Wong, Hodges and Nettie have a grant date target value of $2,000,000, $750,000, $500,000 and $500,000, respectively. The Committee approved the Special PSU Awards for the purposes of: (i) promoting the motivation, commitment, and focus of the grantees on achieving financial performance objectives that are important to the Company’s success, (ii) providing retention incentives for the grantees, and (iii) increasing the alignment of the interests of the grantees with the interests of the Company’s stockholders.

Vesting of the Special PSU Awards is contingent upon the Company’s level of achievement with respect to two equally-weighted performance metrics, cumulative adjusted EBITDA and cumulative revenue, measured over a two year performance period consisting of fiscal years 2025 and 2026, as well as the grantee’s continued employment until the date of the Committee’s certification of the achievement of those performance metrics. The number of performance stock units vesting pursuant to the Special PSU Awards, if any, may range from 0% to 200% of the target number of performance stock units, depending on the level of performance achieved.

The foregoing description of the terms of the Special PSU Awards is a summary only, does not purport to be a complete description, and is qualified in its entirety by reference to the full text of the form of performance stock unit agreement for the Special PSU Awards, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits.

10.1*	Form of Performance Stock Unit Award Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Management compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JANUS INTERNATIONAL GROUP, INC.

Date:	December 17, 2024	By: /s/ Ramey Jackson
Name: Ramey Jackson
Chief Executive Officer